RESTRICTED SHARE UNIT AWARD AGREEMENT UNDER THE AMENDED AND RESTATED NEW FORTRESS ENERGY INC. 2019 OMNIBUS INCENTIVE PLAN This Restricted Share Unit Award Agreement (this “Agreement”), effective as of the date set forth on Schedule A hereto (the “Grant Date”), is made by and between New Fortress Energy Inc., a Delaware corporation (together with any of its successors or assigns, the “Company”), and the participant identified on Schedule A hereto (the “Participant”). Any capitalized term that is used but not otherwise defined in this Agreement shall have the meaning assigned to such term in the Amended and Restated New Fortress Energy Inc. 2019 Omnibus Incentive Plan (the “Plan”). WHEREAS, the Company has adopted the Plan, pursuant to which the Company may grant equity awards relating to Class A shares of common stock the Company (the “Shares”) to certain individuals, including the Participant; and WHEREAS, the Company has determined that it is in the best interests of the Company and its shareholders to make a grant of Restricted Share Units relating to Shares (the “Award Shares”) to the Participant, subject to all of the terms and conditions of the Plan and this Agreement. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows: 1. Grant of Award Shares. (a) Subject to the terms and conditions hereof, the Company hereby awards to the Participant the potential number of Award Shares set forth on Schedule A hereto, and the Participant hereby accepts the award of such potential number of Award Shares from the Company. (b) Each Award Share that becomes vested hereunder represents the right to receive one Share on the applicable settlement date set forth in Section 3(b) hereof. 2. Restrictions; Forfeiture. The Award Shares are restricted in that they may not be sold, transferred or otherwise alienated or hypothecated except as provided in Section 18 of the Plan until these restrictions are removed or expire and Shares are issued to the Participant as described in Section 3 hereof. The Award Shares are also restricted in the sense that they may be forfeited to the Company (the “Forfeiture Restrictions”). 3. Vesting and Settlement of Award Shares. (a) Standard Vesting. The Award Shares shall vest and the Forfeiture Restrictions shall lapse on the date and in the amounts set forth on Schedule A hereto (such date, the “Vesting Date”), provided that (i) the applicable Performance Goal is achieved in accordance with the terms and conditions set forth on Schedule A hereto and (ii) the Participant is actively employed by, or serving in a capacity that is substantially similar to that of an employee of the

2 Company or any of its Affiliates (such employment or service, “Service”) as of the Vesting Date and has not given or received notice of the termination of such Service as of the Vesting Date. Notwithstanding the foregoing, the Participant’s Service shall not be considered to be terminated or otherwise interrupted in the case of (A) any approved leave of absence (including sick leave, military leave, or any other authorized personal leave) or (B) any transfer among the Company or any of its respective Affiliates (collectively “NFE”), or any successor, in the capacity of employee. For the avoidance of doubt, if such Participant’s Service is terminated for any reason on a date that is prior to the Vesting Date, then the Participant will not be entitled to vest in any portion of the Award Shares, such unvested Award Shares shall be forfeited and no Shares shall be delivered pursuant to Section 3(b) hereof. (b) Settlement of Award Shares. The restrictions on the Award Shares, including the Forfeiture Restrictions, will expire, and the Shares underlying the Award Shares that vest in accordance with this Section 3 hereof shall be delivered to the Participant as soon as practicable following the date on which they vest in accordance with Section 3(a) hereof, but in no event later than March 15 of the year following the year in which such vesting occurs. (c) Rights as a Holder of Shares. Award Shares shall not have any voting rights or any other rights as a shareholder of the Company prior to the date Shares are issued in settlement of Award Shares and no distributions or dividends (or equivalent or related payments) shall be made or accrue in respect of any Award Shares prior to the date on which Shares are delivered. 4. Protective Covenants. (a) The Participant acknowledges and agrees that the Participant is subject to and bound by the protective covenants set forth in each of the Participant’s offer letter from NFE and the confidentiality and proprietary rights agreement between the Participant and NFE (together, the “Protective Covenants”) and that the Protective Covenants are incorporated herein by reference. The Participant further acknowledges and agrees that (i) as part of the Participant’s Service with NFE, the Participant will have access to secret and confidential information, knowledge or data relating to NFE and its business, and will meet and develop relationships with potential and existing suppliers, financing sources, clients, customers and employees of NFE, (ii) the foregoing makes it necessary for the protection of NFE’s goodwill that the Participant comply with the Protective Covenants and this Section 4, (iii) the Award Shares would not have been granted to the Participant if the Participant had not agreed to comply with the Protective Covenants and this Section 4 and (iv) the restrictions set forth in the Protective Covenants and this Section 4 are reasonable. (b) Non-Disparagement. The Participant agrees that during the period of the Participant’s Service with NFE and thereafter, the Participant shall not make any disparaging or defamatory comments regarding NFE or, after the termination of the Participant’s Service with NFE, make any disparaging or defamatory comments concerning any aspect of such termination from Service. The obligations of the Participant under this Section 4(b) shall not apply to disclosures required by applicable law, regulation or order of any court or governmental agency.

3 (c) Remedies. In addition to any other remedies set forth in this Agreement, in the event the Company determines, in its sole discretion, that the Participant has violated the Participant’s obligations under this Section 4, at any time during the Participant’s Service with NFE, or within one (1) year immediately following termination of such Service for any reason, the Company shall be entitled to: (i) preliminary and permanent injunctive relief, without the necessity of proving actual damages or posting of a bond, (ii) damages, (iii) attorneys’ fees and costs incurred in obtaining relief and (iv) any other legal or equitable relief or remedy allowed by law. (d) Modification; Severability. If any court of competent jurisdiction finds any provision of this Agreement, and particularly the covenants set forth in this Section 4, or portion thereof, to not be fully enforceable, it is the intention and desire of the parties that the provision be fully enforced to the extent the court finds them enforceable and, if necessary, that the court modify any provisions of this Agreement to the extent deemed necessary by the court to render them reasonable and enforceable and that the court enforce them to such extent. To the extent that such provisions cannot be modified, it is the intention of the parties that the provisions be severable and that the invalidity of any one or more provisions of this Agreement shall not affect the legality, validity and enforceability of the remaining provisions of this Agreement. (e) Acknowledgment. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Participant acknowledges that the Participant shall not have criminal or civil liability under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Nothing in this Agreement, or any other Agreement that the Participant has with the Company, is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section. Notwithstanding anything in this Agreement, or any other Agreement that the Participant has with the Company, to the contrary, the provisions of this Section 4 do not prohibit the Participant from voluntarily and lawfully initiating communications with, cooperating with, providing information to, or reporting violations of federal or state law or regulation to any governmental agency or from making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation, nor do the confidentiality obligations require the Participant to notify the Company regarding any such reporting, disclosure or cooperation with the government. 5. Compliance with Securities Laws. Notwithstanding any provision of this Agreement to the contrary, the issuance of Shares will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Shares may then be listed. No Shares will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, Shares will not be issued hereunder unless (a) a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the Shares or (b) in the opinion of legal counsel

4 to the Company, the Shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT ISSUANCE OF SHARES UPON THE VESTING OF RESTRICTED SHARE UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. 6. No Right to Continued Service. The granting of the Award evidenced hereby and this Agreement shall impose no obligation on NFE to continue the Service of the Participant and shall not lessen or affect the right of NFE to terminate the Service of the Participant. 7. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the Secretary of the Company sent by registered or certified mail or email with written confirmation of receipt requested. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address or email address as the Participant may have on file with the Company sent by registered or certified mail or email with written confirmation of receipt requested. 8. Arbitration. (a) The parties agree to resolve any controversy, dispute or claim arising out of or relating to this Agreement (each, a “Dispute”) through good faith confidential negotiation. To the extent any Dispute cannot be resolved by good faith confidential negotiation, the Dispute shall be submitted to and decided by final binding arbitration. The arbitration shall be administered by Judicial Arbitration and Mediation Services, Inc. (“JAMS”) or a successor organization, located in New York, New York by a single arbitrator pursuant to its Employment Arbitration Rules & Procedures then in effect at the time the arbitration is commenced, except as modified by this Agreement. Except as otherwise authorized by applicable law, all awards of the arbitrator shall be binding and non-appealable. The arbitrator’s final award shall be made in writing and delivered to the parties within thirty (30) calendar days following the close of the hearing and shall provide a reasoned basis for the resolution of any Dispute and any relief provided. Judgment upon the award of the arbitrator may be entered in any court of competent jurisdiction. The arbitrator may grant injunctions or other relief. By entering into this Agreement, the parties are waiving all rights to have their Disputes heard or decided by a jury or in a court trial. Notwithstanding anything else set forth herein, neither party shall be precluded from applying to a proper court for injunctive relief by reason of the prior or subsequent commencement of an arbitration proceeding as provided pursuant to this Section. The parties waive the right to (i) join or consolidate claims by other individuals or entities against the other

5 party (including, but not limited to, by becoming a member of a class in a class action) or (ii) bring, maintain, participate in, receive money from, or arbitrate any claim as part of a class, representative, multi-plaintiff, or collective action. If, despite the parties’ express intent to proceed only in individual arbitration, a court nonetheless orders that a class, representative, multi-plaintiff, or collective action should proceed, it may proceed only in court. Any issue concerning the validity or enforceability of this waiver must be decided only by a court and an arbitrator shall have no authority to determine the validity or enforceability of this waiver. The parties agree that this Section 8 shall be governed by the Federal Arbitration Act, and that the arbitrator shall apply the laws of the State of New York to the merits of any Dispute, without regard to the conflicts of laws provisions thereof. (b) All legal fees and expenses incurred by the prevailing party in connection with any arbitration pursuant to this Section shall be borne by the non-prevailing party. Payment of such legal fees and expenses shall be made by the non-prevailing party within thirty (30) calendar days after delivery of the prevailing party’s written request for such payment. 9. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof. Except as otherwise provided in Section 8 hereof, the parties agree that exclusive jurisdiction shall be in a court of competent jurisdiction in New York, New York and waive objection to the jurisdiction or to the laying of venue in any such court. 10. Specific Performance. The Participant acknowledges and agrees that NFE’s remedies at law for a breach or threatened breach of the provisions of the Protective Covenants and this Section 4 would be inadequate and NFE would suffer irreparable damages as a result of such breach or threatened beach. In recognition of this fact, the Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, NFE, without posting any bond or needing to prove the inadequacy of monetary damages, shall be entitled to cease making any payments or providing any benefit otherwise required by this Agreement and obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. 11. Tax Withholding. The Participant may be required, as a condition to the delivery of any Shares relating to the Award Shares, to pay to NFE, in cash, the amount of any applicable withholding taxes in respect thereof. NFE shall be entitled to take such other action as the Board or any committee thereof deems necessary or appropriate to satisfy all obligations for the payment of such withholding taxes, including, solely in the Board’s or the applicable committee’s discretion, the withholding of Shares with a maximum aggregate Fair Market Value equal to such amount of taxes required to be withheld, determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to the Award Shares granted hereunder, as determined by NFE. 12. Award Subject to this Agreement and the Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read

6 this Agreement and a copy of the Plan. The Award is subject to the Plan, as may be amended from time to time, and the terms and provisions of the Plan are hereby incorporated herein by reference. The Participant agrees to be bound by the terms and provisions of the Plan. 13. Waivers and Amendments. The respective rights and obligations of the Company and the Participant under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) by the party or parties entitled to the benefit thereof pursuant to a written waiver executed by such party or parties. This Agreement may be amended only with the written consent of the Participant and a duly authorized representative of the Company. 14. Certificates. All certificates, if any, evidencing Shares or other securities of the Company delivered under this Agreement shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under this Agreement or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such securities are then listed, and any applicable Federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. 15. Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify this Agreement under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to such applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Company, materially altering the intent of this Agreement or the Award, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and any such Award shall remain in full force and effect. 16. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. 17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. 18. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. 19. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated thereunder. 20. Section 409A. The intent of the parties is that payments and benefits under this Agreement comply with Section 409A of the Code, to the extent subject thereto, and accordingly, to the maximum extent permitted, this Agreement shall be interpreted and

7 administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, the Participant shall not be considered to have terminated from Service with NFE for purposes of any payments under this Agreement (including the delivery of Shares) which are subject to Section 409A of the Code until the Participant has incurred a “separation from service” within the meaning of Section 409A of the Code. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate identified payment for purposes of Section 409A of the Code. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement (including delivery of Shares) or any other amounts payable under any plan, program or arrangement of NFE during the six (6) month period immediately following the Participant’s separation from service shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or, if earlier, the Participant’s date of death). NFE makes no representation that any or all of the payments described in this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payments. 21. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature. 22. Clawback. Notwithstanding any other provisions in this Agreement or the Plan, this Award is subject to recovery under any law, government regulation, stock exchange listing requirement or pursuant to any policy adopted by the Company, as approved by the Board, and will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy adopted by the Company. * * *

8 SCHEDULE A AMENDED AND RESTATED NEW FORTRESS ENERGY INC. 2019 OMNIBUS INCENTIVE PLAN AWARD SHARE ACCEPTANCE FORM Subject to the terms and conditions of the Amended and Restated New Fortress Energy Inc. 2019 Omnibus Incentive Plan (the “Plan”), the Restricted Share Unit Award Agreement (the “Agreement”) and this Award Share Acceptance Form (this “Acceptance Form”), the Company hereby awards to the Participant set forth below the potential number of Award Shares set forth below, which shall vest in full on the Vesting Date set forth below, subject to (i) the applicable level of achievement of the Performance Goal set forth below and (ii) the Participant’s continued Service with NFE through (and not having given or received notice of the termination of such Service as of) the Vesting Date. Participant: Grant Date: Initial Number of Award Shares: Vesting Date: Performance Goal: Number of Award Shares Upon Vesting: See Table Below The actual number of Award Shares that are eligible to vest in accordance with the terms and conditions of the Plan, the Agreement and this Acceptance Form (subject to the continued Service requirement set forth above) shall be equal to the product obtained by multiplying (x) the initial number of Award Shares set forth above by (y) the applicable multiple set forth in the following table that corresponds to the performance tier achieved with respect to the FY[ ] [Performance Metric]. For the avoidance of doubt, if tier 1 performance is not achieved with respect to the FY[ ] [Performance Metric], then the Award Shares shall not vest and shall be forfeited in their entirety without any delivery of Shares or other payment to the Participant. Tiers FY[ ] [Performance Metric] Applicable Multiple Number of Award Shares Upon Vesting 1 2 3 4 The final determination of FY[ ] [Performance Metric] will be made by the Plan’s administrator in its sole and absolute discretion. The Plan’s administrator shall have the power and authority to make all determinations that it determines to be necessary or appropriate in its sole discretion with respect to the Agreement and this Acceptance Form, including (i) all determinations concerning the level of achievement of

9 the FY[ ] [Performance Metric] and (ii) any adjustments to the meaning of FY[ ] [Performance Metric]. All determinations made by the Administrator are final. By executing this Acceptance Form, you hereby agree to accept the number of Award Shares set forth above and agree to be bound by the terms, conditions and provisions set forth in the Plan, the Agreement and this Acceptance Form. ACCEPTED AND AGREED TO AS OF THE GRANT DATE: PARTICIPANT [NAME] NEW FORTRESS ENERGY INC. By: Name: Title: